Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 999,554,000
Previously Paid Amount	0
Total Fee Amount	138,038.42
Total Offset Amount	0
Net Fee	$ 138,038.42